# INTELLECTUAL PROPERTY LICENSE AGREEMENT

This Intellectual Property License Agreement ("***Agreement***") is made as of this __5__ day of January, 2004 (the "***Effective Date***") by and between NOVINT TECHNOLOGIES, INC., a corporation organized under the laws of the State of Delaware ("***Novint***") and FORCE DIMENSION, LLC, a Limited Liability Company organized under the laws of Switzerland ("***Force Dimension***").

## RECITALS

WHEREAS, Force Dimension is engaged in, among other things, the research, development and marketing of, and owns or controls, certain proprietary hardware technologies, and certain hardware products incorporating such technologies, in the area of Haptics (as defined below); and,

WHEREAS, Novint is engaged in, among other things, the research, development, and marketing of, and owns or controls, certain software proprietary technologies, and certain software products incorporating such technologies, in the area of Haptics; and,

WHEREAS, Novint desires to acquire or license, and Force Dimension desires to assign or license, subject to the terms and conditions of this Agreement and its Exhibits, rights under the Assigned Patents, Force Dimension Technologies, Force Dimension Know-How and [redacted] Patents (each as defined below) for use in the Field (as defined below); and,

WHEREAS, Novint desires to engage, and Force Dimension desires to provide, the services of Force Dimension in connection with the further research and development, and the bringing to market, of Licensed Products (as defined below) within the Field.

NOW, THEREFORE, upon good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

**1. <u>Definitions</u>**. For purposes of this Memorandum, the following words and phrases will have the indicated meanings:

**1.1** "***Active Claim***" means (a) with respect to a granted patent, any claim within such patent (i) that has not expired or that has expired but can be reinstated or extended or (ii) that has not been finally declared invalid or unenforceable by a court or other governmental authority of competent jurisdiction with no further opportunity for appeal or further review, and (b) with respect to a patent application, any claim within such patent application (i) that has not expired or that has expired but can be reinstated or extended or (ii) that has not been declared unpatentable, invalid or unenforceable by a court or other governmental authority of competent jurisdiction with no further opportunity for appeal or further review.

**1.2** "***Assigned Patents***" means the patent applications and patents that are the subject of the Assignment Agreement attached hereto as <u>Exhibit F</u>.

**1.3** "***Assignment Time***" will have the meaning set forth in Section 2.1.

1.4 "*Confidential Information*" means information of any kind, description, or nature in whatever form or medium that is not generally known to the public and that was disclosed by one party to the other, including but not limited to (i) products or services, (ii) business or strategic plans, (iii) designs, (iv) analyses, (v) drawings, photographs and reports, (vi) computer hardware and software, including operating systems, applications, program listings, installation plans and techniques, source code and object code, (vii) flow charts, manuals and documentations, (viii) data bases, (ix) tax, financial, technical data, (x) trade secrets, technology know-how, inventions, devices, new developments, methods and processes, whether patentable or unpatentable and whether or not reduced to practice, (xi) customers and clients and customers or client lists or other marketing or sales programs or plans, (xii) other copyrightable works, and (xiii) all similar and related information. Confidential Information does not include any information that (a) was, is or becomes known to the public prior to the time of use or disclosure, or which otherwise enters the public domain through lawful means, (b) was known to the receiving party prior to disclosure by the disclosing party, (c) is independently developed by the receiving party without use or reliance upon any of the information received from the disclosing party, or (d) is rightfully disclosed to the receiving party by a third party that has no obligation to keep such information confidential. For purposes of this definition, a collection or combination of information that consists of one or more elements falling within one of the foregoing exceptions (a) through (d) shall, nonetheless, constitute Confidential Information so long as such collection or combination in its entirety does not fall within one of such exceptions.

1.5 "*Effective Date*" will have the meaning set forth in the Preamble.

1.6 "*Enhancements*" means any modifications, alterations, additions, improvements, changes or derivative works and all intellectual property rights in any of the foregoing.

1.7 "*Field*" means all end-user computer and electronics applications using Haptics, whether such applications are now known or hereafter developed, but in all cases wherein the Haptics-hardware device portion of the application sells and is offered for sale to the end user for under [redacted], excluding any of the foregoing based upon electronics or computer applications of [redacted] (and its successors). For purposes of this definition, a combination of a Haptics-hardware device with other software and hardware shall be considered within the Field, even if the price of such combination exceeds [redacted], if the Haptics-hardware device portion thereof is available for purchase as a standalone Licensed Product on an ongoing basis at a price of less than [redacted], and such a combination with a price exceeding [redacted] shall be considered outside the Field if the Haptics-hardware device portion thereof is not available for purchase as a standalone Licensed Product on an ongoing basis at a price of less than [redacted].

1.8 "*First Deliverable*" means the deliverables set forth on the attached Exhibit C under "First Deliverable", as such Exhibit may be amended by Force Dimension and Novint from time to time.

1.9 "*Force Dimension Enhancements*" means any Enhancements to the Force Dimension Technologies or Force Dimension Know-How made or created by Force

Dimension during the ninety (90) day period after the Effective Date and made or created in the course of performing its technical support obligations under Section 5.5 of this Agreement.

**1.10** "*Force Dimension Technologies*" means the technologies listed on the attached Exhibit B.

**1.11** "*Force Dimension Know-How*" means all Confidential Information owned or controlled by Force Dimension related to the Force Dimension Technologies on the Effective Date.

**1.12** "*Haptics*" refers to a developing science of computer software and hardware technology that enables human users to experience sensations having to do with the sense of touch in the form of (1) force feedback (forces that are displayed to a user), (2) tactile feedback (force sensations that are displayed to a user's skin), and (3) kinesthesia (the sense of spatial location and internal physical sensation).

**1.13** "*Joint Property*" will have the meaning set forth in Section 7.3.

**1.14** "*Licensed Product*" means: (a) with respect to Novint, a hardware device (i) developed, made, containing or operated based on or using, in whole or in part, the Force Dimension Technologies, Force Dimension Know-How or Force Dimension Enhancements, Joint Property or other Enhancements that constitute a derivative work of any of the foregoing, or (ii) that but for the license granted hereunder would infringe at least one Active Claim of a Prodex Patent or is otherwise covered by at least one Active Claim of an Assigned Patent; and (b) with respect to Force Dimension, a hardware device wherein the Haptics-hardware device portion of the application sells and is offered for sale to the end user for under [redacted] and either was (i) developed, made, containing or operated based on or using, in whole or in part, the Force Dimension Technologies, Force Dimension Know-How, Force Dimension Enhancements or Joint Property or (ii) but for the license granted hereunder would infringe at least one Active Claim of an Assigned Patent or is otherwise covered by at least one Active Claim of a [redacted] Patent. For purposes of this definition as it pertains to Force Dimension, a combination of a Haptics-hardware device with other software and hardware shall be considered a Licensed Product subject to a payment obligation under Section 3.6, even if the price of such combination exceeds [redacted], if the Haptics-hardware device portion thereof is available for purchase as a standalone Licensed Product on an ongoing basis at a price of less than [redacted], and such a combination with a price exceeding [redacted] shall be considered not subject to such payment obligation if the Haptics-hardware device portion thereof is not available for purchase as a standalone Licensed Product on an ongoing basis at a price of less than [redacted]

**1.15** "*Net Profits*" means with respect to a party, the gross amount billed by such party or its affiliates in connection with the sale, lease, service fee, license or other transfer of a Licensed Product (as defined herein with respect to such party) to any third party, including, without limitation ,end users and distributors, in bona fide arm's-length transactions, less the following deductions, in each case to the extent actually incurred and calculated in accordance with U.S. GAAP and such seller's normal accounting practices: (i) allowance for bad debts

actually applied, (ii) freight, insurance and transportation charges actually paid, (iii) trade, quantity and cash discounts actually given, (iv) brokers' or agents' commissions actually paid, (v) credits or allowances for returns, rejections, or recalls of products previously sold or in connection with billing errors or price adjustments or other adjustments actually given, (vi) payments, chargebacks, credits, rebates, fees or reimbursements or other similar payment granted or given to third-party wholesalers and other distributors, buying groups, governmental agencies and other institutions actually paid based upon actual sales, (vii) any tax, tariff, duty, value added tax, or other governmental charge (other than an income tax) levied on the sale, transportation, or delivery of the product, and (viii) direct cost of goods sold. If a Licensed Product is sold (or otherwise transferred) in combination with one or more other product(s) that are not Licensed Product(s) and the Licensed Product portion of such combination is available for purchase as a standalone Licensed Product on an ongoing basis, then the Net Profits will be calculated by multiplying the gross amount billed for such combination product by the fraction A/B, wherein A is the highest price at which the Licensed Product has been sold or is available for purchase as a standalone product and B is the gross amount billed for the combination of the Licensed Product with the other product(s). If a Licensed Product is sold (or otherwise transferred) in combination with one or more other product(s) that are not Licensed Product(s) and the Licensed Product portion of such combination is not available for purchase as a standalone Licensed Product on an ongoing basis or has not been sold as a standalone product, then the Net Profits will be calculated by using the gross amount billed for the entire combination product.

**1.16** "***Novint Performance Milestones***" means the performance obligations and levels set forth on the attached Exhibit D, as such Exhibit may be amended by Force Dimension and Novint from time to time.

**1.17** "[redacted] ***License***" means the Technology Sub-Licence Agreement [redacted] and Force Dimension, as licensee, as such agreement may be amended from time to time.

**1.18** "[redacted] ***Patents***" means those patents licensed to Force Dimension pursuant to the [redacted] License, including the patents listed on the attached Exhibit A.

**1.19** "***Prototype Device***" will have the meaning set forth in Section 5.4.

**1.20** "***Second Deliverable***" means the deliverables set forth on the attached Exhibit C under "Second Deliverable," as such Exhibit may be amended by Force Dimension and Novint from time to time.

**1.21** "***Specifications***" means the specifications listed on the attached Exhibit E, as may be amended by Force Dimension and Novint from time to time.

**1.22** "***Term***" will have the meaning set forth in Section 6.1.

**1.23** "***Third Party Claims***" will have the meaning set forth in Section 8.1.

**2. Assignment and License Grants.**

**2.1** **Assignment of Assigned Patents**. If Novint does not exercise its right to terminate this Agreement pursuant to Section 6.2(c), then effective as of the time immediately after the last time in which such right can be exercised ("***Assignment Time***"), pursuant to and in the accordance with the terms and conditions of the Assignment Agreement attached hereto as Exhibit F, Force Dimension assigns to Novint all of Force Dimension's right, title and interest in the Assigned Patents. Contemporaneously with such assignment, pursuant to and in accordance with the terms and conditions of the Security Agreement attached hereto as Exhibit G, Novint grants to Force Dimension a security interest in the Assigned Patents.

**2.2** **License To Force Dimension Technologies**. Subject to the terms and conditions of this Agreement, Force Dimension hereby grants to Novint a non-transferable (other than pursuant to Section 10.8), royalty-bearing license in, to and under the Force Dimension Technologies, Force Dimension Know-How and Force Dimension Enhancements to make, use, sell, offer to sell and import License Products solely within the Field.

**2.3** **Sub License To [redacted] Patents**. Subject to the terms of this Agreement and the terms of the [redacted] License, Force Dimension hereby grants to Novint a non-transferable (other than pursuant to Section 10.8), royalty-bearing sub-sub license in, to and under the [redacted] Patents to make, use, sell, offer for sale and import License Products solely within the Field.

**2.4** **Exclusivity**. The grants of license under Sections 2.2 and 2.3 are exclusive to Novint; *provided however,* that if Novint fails to meet Milestone 4 on Exhibit D at any time within the time frame specified therein, such license shall automatically convert from exclusive to non-exclusive, without further action by either party, and they shall remain non-exclusive for the remainder of the Term.

**2.5** **License To Assigned Patents**. Effective as of the Assignment Time, subject to the terms and conditions of this Agreement, Novint hereby grants back to Force Dimension an exclusive, non-transferable (other than pursuant to Section 10.8), royalty-bearing license in, to and under the Assigned Patents outside the Field.

**2.6** **Sublicensing**. The license grants of Sections 2.2, 2.3 and 2.5 include the right of the licensee therein to sublicense on the following conditions. All such sublicenses shall: (a) be in writing; (b) to the extent they constitute a license under the [redacted] Patents, conform to all requirements of all of the portions of the [redacted] License applicable to sublicenses thereof; (c) be expressly subject to all of the restrictions on scope of the license grants set forth in this Agreement; (d) provide that each sublicensee agrees to be bound by all of the obligations of the licensee under this Agreement to the licensor under this Agreement applicable to sublicensees to the same extent as the licensee under this Agreement; (e) provide for the licensor under this Agreement as a third-party beneficiary thereof with the right to directly enforce any provisions thereof in the event of breach by the sublicensee; (f) shall expressly provide for termination, and shall automatically terminate, upon termination of this Agreement or breach of the sublicense agreement by sublicensee, which breach remains uncured for a period of thirty (30) days after notice thereof; and (g) shall reserve to the licensee under this Agreement, and not give the sublicensee thereof, the right to grant further sublicenses.

3. **Compensation**.

**3.1** Novint shall pay to Force Dimension the following amounts in cash within the time frame specified for each:

**(a)** A license fee in the amount of [redacted] on the Effective Date.

**(b)** A milestone payment in the amount of [redacted] upon or before Novint's receipt of the Second Deliverable.

**(c)** A milestone payment in the amount of [redacted] within one hundred twenty (120) days after Novint's receipt of the Second Deliverable.

**(d)** A license fee in the amount of [redacted] on or before the first day of the eighteenth (18th) month after the Effective Date.

**(e)** [redacted] on or before the second anniversary of this Agreement for all technical support services rendered by Force Dimension to Novint in such time period.

**3.2** Until Novint has paid to Force Dimension a total of [redacted] under this Section 3.2 (after which time no further payments under this Section 3.2 shall be due), Novint shall pay to Force Dimension the greater of:

**(a)** [redacted] per unit (a single Haptics-hardware device) of Licensed Product sold by Novint, any of its affiliates, and any of Novint's sublicensees of any of the rights granted to Novint by Force Dimension under this Agreement; and

**(b)** Any of the following, as the case may be, when calculated on a per unit (a single Haptics-hardware device) of Licensed Product basis:

**1.** [redacted] of all license fees, milestone payments, royalties, equity purchases of Novint (or any of its successors) stock, purchase price or other type consideration paid in cash to or for the benefit of Novint by any third party(ies) in exchange for a sublicense of any right or license/sublicense granted to Novint by Force Dimension under this Agreement or a license or other right under any of the Assigned Patents;

**2.** [redacted] of the fair market value of any non-cash consideration paid to or for the benefit of Novint by any third party(ies) in exchange for a sublicense of any right or license/sublicense granted to Novint by Force Dimension under

this Agreement or a license or other right under any of the Assigned Patents; and

3. [redacted] of Net Profits.

3.3 If Novint pays to Force Dimension [redacted] pursuant to Section 3.2 and Novint thereafter continues to make, use, sell, offer for sale or import Licensed Products in a manner that causes Force Dimension to be required to pay any fees under the Prodex License, then Novint will reimburse Force Dimension or pay directly on its behalf to Force Dimension's licensor, all of such fees.

3.4 Novint shall deposit [redacted] of the license fee referred to in Section 3.1(d) of this Agreement in an escrow account, under terms of an escrow agreement reasonably acceptable to Novint and Force Dimension, for disbursement to Prodex as payment towards Force Dimension's minimum royalty payment under the [redacted] License for 2005. Such disbursement to [redacted] shall be considered payment of such amount to Force Dimension towards Novint's obligation under Section 3.1(d).

3.5 For each year after 2005 for which a minimum advance is payable by Force Dimension to [redacted] under the [redacted] License, Novint will, at least sixty (60) days before the beginning of the next calendar year, deposit [redacted] into an escrow account, under terms of an escrow agreement reasonably acceptable to Novint and Force Dimension, for disbursement to [redacted] as payment towards Force Dimension's minimum royalty payment under the [redacted] License for such next calendar year. Such disbursement to [redacted] shall be considered payment of such amount to Force Dimension and applied towards any of Novint's payment obligations under Section 3.2.

3.6 Force Dimension shall pay to Novint:

(a) [redacted] of all license fees, milestone payments, royalties, equity purchases of Force Dimension (or any of its successors) stock, purchase price or other type consideration paid in cash to or for the benefit of Force Dimension by any third party(ies) in exchange for a sublicense of any right or license granted to Force Dimension by Novint under the Assigned Patents solely as such sublicense applies to Licensed Products (as defined with respect to Force Dimension);

(b) [redacted] of the fair market value of any non-cash consideration paid to or for the benefit of Force Dimension by any third party(ies)in exchange for a sublicense of any right or license granted to Force Dimension under the Assigned Patents solely as such sublicense applies to Licensed Products (as defined with respect to Force Dimension); and

(c) [redacted] of Net Profits solely as the same apply to Licensed Products (as defined with respect to Force Dimension).

3.7 Within forty-five (45) days following the end of each calendar quarter throughout the calendar quarter and within forty-five (45) days after the Term, each party shall

submit to the other a written report, in a form reasonably acceptable to Novint and Force Dimension, setting forth in reasonable detail, the progress that the reporting party, its affiliates and its licensees have made developing, licensing, establishing manufacturing for, and selling Licensed Products, and, separately for each Licensed Product on a country by country basis, all sales of Licensed Products, and (a) with respect to such reports by Novint, a calculation of each amount due under Section 3.2(b) and the amount due to Force Dimension pursuant to Section 3.2 and (b) with respect to such reports by Force Dimension, a calculation of each amount due under Section 3.6. This obligation shall terminate with respect to Novint once it has paid to Force Dimension a total of [redacted] in the aggregate pursuant to Section 3.2.

**3.8** Each party shall pay to the other party all amounts due for the calendar quarter that is or should have been the subject of a report under Section 3.7 contemporaneously with submission of each such report (but in no event later than the last day upon which such report was due). Novint shall make such payment in the form of either (a) cash by electronic funds transfer to a bank account designated by Force Dimension or (b) Novint stock that is freely transferable upon receipt by Force Dimension and saleable by Force Dimension on the same day received on either the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq Small Cap Market (or any successor to any of the foregoing exchanges) in compliance with all applicable federal and state securities laws without registration thereunder by Force Dimension or Novint. Force Dimension shall make such payment in the form of cash by electronic funds transfer to a bank account designated by Novint.

**3.9** During the Term and for a period of three (3) years thereafter, each party shall keep and maintain complete and accurate copies of all reports required to be created under Section 3.7 as well as all associated records providing underlying data from which such reports were or should have been created. A party may discard any such reports or underlying data more than three (3) years old or such longer period as required by law. This obligation shall terminate with respect to Novint once it has paid to Force Dimension a total of [redacted] in the aggregate pursuant to Section 3.2.

**3.10** During the Term and for a period of three (3) years thereafter, each party shall have the right up to twice per year at its own expense to have an independent, certified public accountant, selected by the party and reasonably acceptable to the other party, review any records of the other party at the location where normally kept upon reasonable advance notice and during regular business hours and under obligations of confidentiality consistent with those of the Parties set forth in this Agreement, for the sole purpose of verifying the basis and accuracy of the reports submitted and payments made under this Article 3. If the review of such records reveals the other party has underpaid or underreported any amount due to the party under this Agreement, then the other party shall, within ten (10) days after such finding, pay any amount due with interest, and if such amount are greater than five percent (5%) of the amounts due, the other party shall pay for the costs of the audit. This obligation shall terminate with respect to Novint once it has paid to Force Dimension a total of [redacted] in the aggregate pursuant to Section 3.2.

**3.11** Any amounts payable to a party and not paid within the time period provided in this Agreement shall accrue interest, from the time such payment was due until the time payment is actually received by the party, at a rate of the twelve percent (12%) compounded annually or the highest interest rate permitted by law, whichever is less.

**3.12** All amounts payable under this Agreement in cash shall be in United States Dollars. All amounts payable or paid are non-refundable once earned. If a royalty-bearing transaction is denominated in a currency other than United States Dollars, such other currency shall, solely for purposes of calculating the amount due hereunder with respect to such transaction, be deemed to have been converted directly into United States Dollars as of the date such Licensed Product was sold, or, if some or all of the transaction did not involve the sale of a Licensed Product, the effective date of the transaction for such portion. For purposes hereof, a sale of a Licensed Product shall be deemed to have occurred upon the earlier of (a) the date of invoice for the Licensed Product or (b) the date of shipment of a Licensed Product. All costs incurred by a party in converting funds due to the other party under this Agreement into United States Dollars and in transmitting such United States Dollars to the other party, shall be borne by the paying party.

**3.13** As between Novint and Force Dimension, Novint shall be responsible for all sales, use, excise or other taxes, tariffs, duties or assessments, including interest and penalties, levied or imposed at any time by any governmental authority arising from or relating to the exercise by Novint of its rights granted to it under this Agreement, including, without limitation, all sales of Licensed Products, other than any taxes based on the net income of Force Dimension. As between Novint and Force Dimension, Force Dimension shall be responsible for all sales, use, excise or other taxes, tariffs, duties or assessments, including interest and penalties, levied or imposed at any time by any governmental authority arising from or relating to the exercise by Force Dimension of its rights granted to it under this Agreement, including, without limitation, all sales of Licensed Products, other than any taxes based on the net income of Novint. A party may withhold from its payments to the other party under this Agreement only those taxes levied by any government on the income of the payee arising under this Agreement which constitute an income tax under the rules set forth in Section 901 of the United States Internal Revenue Code and the regulations thereunder. No other deductions or withholding shall be made from any payments due to a party under this Agreement, *provided that* if any such other withholding or deduction shall be required by law as a result of any of the transactions made or contemplated under this Agreement, the payor shall itself pay all such other withholding or deductions, for which the payee shall not be obligated to reimburse the payor, so that payments made to the payee under this Agreement are not reduced thereby. The payor shall from time to time at its expense prepare and process all applications, reports and other documents required by any government or any political subdivision thereof in order that remittances may be made to the payee in accordance with this Agreement. For any income taxes withheld by a party pursuant to this Agreement in respect of any payments due to the other party under this Agreement, the party promptly shall provide the other party with the related withholding tax receipts.

4. **Novint Representations, Warranties And Covenants**.

**4.1** Novint represents and warrants to Force Dimension that to the best of Novint's knowledge, information and belief, as of the Effective Date:

(a) Novint is a corporation duly organized, existing and in good standing under the laws of the state of Delaware;

(b) entry into this Agreement (and all related documents) with Force Dimension has been duly authorized and approved by all requisite corporate action, including by all of the directors and officers of Novint, and Novint has the requisite authority to enter into this Agreement;

(c) there are no claims, whether actual or threatened, against Novint;

(d) Novint is in material compliance with all laws, rules and regulations to which it is subject; and,

(e) Novint does not have any agreement with any third party that would (i) prevent Novint from entering into or performing its obligations under this Agreement, (ii) be breached by this Agreement becoming effective or the fulfillment of the obligations of Novint hereunder and/or (iii) invalidate this Agreement in any respect.

**4.2** Novint will use its best efforts to achieve and realize each Novint Performance Milestone in its respective timeframe specified on Exhibit D.

**4.3** The existing employees and consultants of Novint have executed agreements regarding confidentiality and ownership of intellectual property that will permit Novint to fulfill its obligations under this Agreement, or will do so within a reasonable time after execution of this Agreement, and, until Novint has paid to Force Dimension a total of [redacted] in the aggregate pursuant to Section 3.2, Novint will not hire any employee or engage any consultant who has not signed such an agreement in favor of Novint.

**4.4** Except as expressed in this Article 4, Novint makes no representations or warranties to Force Dimension of any kind or nature whatsoever, express or implied, and Novint disclaims all other such representations and warranties, including all warranties of merchantability, fitness for a particular purpose and non-infringement.

**4.5** Except as may be permitted by this Agreement, Novint will at all times preserve as confidential all Confidential Information that has been or may be obtained by Novint from Force Dimension. Novint will not at any time, without Force Dimension's prior permission, use for its own benefit or purposes, or disclose to others, any Confidential Information and will return any Confidential Information provided by Force Dimension in Novint's possession immediately upon the demand of Force Dimension.

**4.6** Except in connection with a transaction permitted under the first sentence of Section 10.8, until Novint has paid to Force Dimension a total of [redacted]

[redacted] in the aggregate pursuant to Section 3.2, Novint shall not sell, assign, transfer, create a lien upon, grant a security interest in, grant a right of first refusal or otherwise encumber Novint's title to any of the Assigned Patents in any manner.

5. **Force Dimension Representations, Warranties And Covenants**.

**5.1** Force Dimension represents and warrants to Novint that to the best of Force Dimension's knowledge, information and belief, as of the Effective Date:

**(a)** Force Dimension is a Limited Liability Company duly organized, existing and in good standing under the laws of Switzerland;

**(b)** entry into this Agreement (and all related documents) with Novint has been duly authorized and approved by all requisite corporate action and Force Dimension has all requisite authority to enter into this Agreement;

**(c)** there are no claims, whether actual or threatened, against Force Dimension;

**(d)** Force Dimension is in material compliance with all laws, rules, and regulations to which it is subject;

**(e)** Force Dimension does not have any agreement with any third party that would (i) prevent Force Dimension from entering into this Agreement or perform its obligations under this Agreement, (ii) be breached by this Agreement becoming effective or the fulfillment of the obligations of Force Dimension hereunder and/or (iii) invalidate this Agreement in any respect; and

**(f)** there are no liens, judgments or security interests of record upon the Force Dimension Technologies that affect the rights and licenses granted to Novint under this Agreement;

**(g)** except as may be the subject of any written disclosure to Novint by Force Dimension, the Force Dimension Technologies and Force Dimension Know-How are solely owned by Force Dimension and are not subject to claims of ownership by any third party;

**(h)** except as may be the subject of any written disclosure to Novint by Force Dimension, neither the First Deliverable nor the Second Deliverable, solely in the form each is delivered to Novint from Force Dimension (and without combination thereof any other component or technology not provided by Force Dimension therewith), infringe upon the valid intellectual property rights of any third party;

**(i)** except as may be the subject of any written disclosure to Novint by Force Dimension, the Force Dimension Technologies and Force Dimension Know-How were not created or acquired in a manner that would constitute

infringement of the valid copyrights or misappropriation of the valid trade secrets of any third party; and

(j) except as may be the subject of any written disclosure to Novint by Force Dimension, Force Dimension has not received any communication from any third party that indicates the invention disclosed in the Assigned Patents is not patentable.

**5.2** The existing employees and consultants of Force Dimension have executed agreements regarding confidentiality and ownership of intellectual property that will permit Force Dimension to fulfill its obligations under this Agreement, or will do so within a reasonable time after execution of this Agreement, and during the time period when Force Dimension is providing services and support pursuant to Sections 5.4 and 5.5, Force Dimension will not hire any employee or engage any consultant who has not signed such an agreement in favor of Force Dimension.

**5.3** Force Dimension will deliver to Novint the First Deliverable within the time frame specified on Exhibit C.

**5.4** Force Dimension will, upon reasonable consultation with Novint from time to time, perform, for part of the consideration set forth in Section 3.1(c), all research and development necessary to design and produce the Second Deliverable. Force Dimension will use best efforts to deliver the Second Deliverable to Novint within the time frame specified on Exhibit C. Force Dimension will also deliver to Novint concurrently with the delivery of the Second Deliverable a "design-to-cost" analysis of the prototype portion of the Second Deliverable (the "***Prototype Device***") clearly demonstrating the design is capable of being produced for a mass market at a cost of less than [redacted] per device after the [redacted] unit of the such product is produced. Novint's sole and exclusive remedy for Force Dimension's failure to meet its obligations under this Section 5.4 is to terminate this Agreement pursuant to Section 6.2(c).

**5.5** During the ninety (90) day period that begins on the date the Prototype Device is delivered to Novint, Force Dimension will, for part of the consideration set forth in Section 3.1(c), provide such technical support as is reasonably required to effect the transfer of the Force Dimension Know-How and Force Dimension Technologies to Novint and to attempt to correct any bugs or errors therein. Force Dimension will, as it deems appropriate in its reasonable discretion, work with Novint to finalize the Prototype Device design to achieve production performance and cost goals. All such technical support shall be provided by Force Dimension at its designated place of business or by telephone or e-mail and generally during regular business hours, unless otherwise agreed by Force Dimension.

**5.6** Except as may be permitted under this Agreement, Force Dimension will at all times preserve as confidential all Confidential Information that has been or may be obtained by Force Dimension from Novint. Force Dimension will not at any time, without Novint's prior permission, use for its own benefit or purposes, or disclose to any third party other than contractors engaged to assist Force Dimension to fulfill its obligations under this Agreement, any Confidential Information of Novint. Force Dimension will return any

Confidential Information of Novint provided by Novint in Force Dimension's possession immediately upon the demand of Novint.

**5.7** Except as expressed in this Article 5, Force Dimension makes no representations or warranties to Novint of any kind or nature whatsoever, express or implied, and Force Dimension disclaims all other such representations and warranties, including all warranties of merchantability, fitness for a particular purpose and non-infringement. Without limiting the foregoing, except as otherwise expressed in this Article 5, the Force Dimension Technologies and Force Dimension Know-How are provided to Novint as-is, where-is and with all faults. Except as expressed in Section 5.1, Force Dimension makes no representation or warranty and specifically disclaims any representation and warranty:

**(a)** that any patent applications filed in connection with the Assigned Patents, [redacted] Patents, Force Dimension Technologies, Force Dimension Know-How or Force Dimension Enhancements will issue as valid, enforceable patents in any one or more country(ies);

**(b)** concerning the validity, enforceability or scope of any Assigned Patent, [redacted] Patent or any patent issuing with respect to the Force Dimension Technologies or Force Dimension Know-How or Force Dimension Enhancements;

**(c)** that Novint or [redacted] will continue to maintain the [redacted] Patents or any patent issuing with respect to the Force Dimension Technologies or Force Dimension Know-How or Force Dimension Enhancements;

**(d)** that the Assigned Patents, Prodex Patents, Force Dimension Technologies, Force Dimension Know-How or Force Dimension Enhancements will lead to or result in one or more commercializable Licensed Product(s) that is/are or will be free from defects in design; and

**(e)** that the First Deliverable or Prototype Device or any similar hardware based upon the Assigned Patents, [redacted] Patents, Force Dimension Technologies, Force Dimension Know-How or Force Dimension Enhancements, including the Licensed Products, do not or will not infringe upon the intellectual property rights of any third party.

**5.8** Force Dimension will not sell or otherwise dispose of, or offer to do so, a Haptics-hardware device within the Field until three (3) years after the Effective Date.

6. **Term; Termination**.

**6.1** This Agreement shall become effective upon the Effective Date and remain in effect thereafter until the first to occur of (a) termination pursuant to Section 6.2 and (b) the later of (i) payment of the last payment due and potentially due under this Agreement, (ii) the last Active Claim of the Assigned Patents and [redacted] Patents, (iii) all of the Force Dimension Technologies, Force Dimension Know-How and Force Dimension Enhancements cease to exist as Confidential Information other than through disclosure by Novint and (iv) last of the copyrights in any of the Force Dimension Technologies, Force Dimension Know-How or Force Dimension Enhancements. The foregoing time period from the Effective Date until termination is the "***Term***."

**6.2** This Agreement may be terminated prior to expiration pursuant to Section 6.1(b):

**(a)** Immediately upon notice by Force Dimension to Novint if Novint fails to make any payment due to Force Dimension (i) under Section 3.1 and fails to cure such default within ten (10) days after Force Dimension provides notice to Novint thereof or (ii) under any other section of this Agreement and fails to cure such default within thirty (30) days after Force Dimension provides notice to Novint thereof.

**(b)** Immediately upon notice by one Party upon material breach by the other Party if the breaching Party fails to cure the material breach or such material breach is incapable of being cured within sixty (60) days after the non-breaching Party's notice thereof to the breaching Party.

**(c)** Upon twenty (20) days advance notice by Novint to Force Dimension for any or no reason if such notice is given at any time beginning on the day after Force Dimension's delivery of the Second Deliverable to Novint (whether or not such Second Deliverable meets the Specifications or otherwise does or does not comply with Section 5.4) and ending on the twentieth ($20^{th}$) day after such delivery.

**(d)** Upon twenty (20) days advance notice by Force Dimension to Novint if Novint fails to achieve Milestone 4 on Exhibit D at any time within the timeframe specified therein.

**(e)** And it shall terminate, immediately upon notice by Force Dimension to Novint, upon the filing of a voluntary petition for relief in bankruptcy by Novint, the filing of an involuntary petition for relief in bankruptcy involving Novint if such petition is not dismissed within sixty (60) days after its filing, the appointment of a receiver or an assignee for the benefit of Novint's creditors, or Novint's inability to pay its debts as they come due or in the ordinary course of business.

**6.3** Upon termination of this Agreement for any reason, all obligations accrued before termination shall continue. Additionally, in the event that this Agreement is

terminated for any reason after the Assignment Time but before Novint has paid to Force Dimension a total of [redacted] in the aggregate pursuant to Section 3.2, then Novint shall assign the Assigned Patents to Force Dimension, transfer all files associated therewith to Force Dimension or its designated agent(s) and cooperate thereafter with Force Dimension as reasonably requested to document and effect the transfer of ownership contemplated by this provision. Upon termination of this Agreement for any reason, all provisions of this Agreement that by their nature are intended to survive termination shall so survive, including the provisions of Articles 1, 7, 8, 9 and 10 and Sections 3.7 through 3.13, 4.5, 5.6 and 6.3.

**7. Intellectual Property.**

**7.1** As between Novint and Force Dimension, Force Dimension shall retain ownership of all Force Dimension Technologies and Force Dimension Know-How, including all intellectual property rights therein, as well as all Enhancements thereto and Enhancements to the subject matter disclosed or claimed in the Assigned Patents created or made solely by Force Dimension or its agents or representatives.

**7.2** As between Novint and Force Dimension, Novint shall retain ownership of all technologies owned by it as of the Effective Date, including all intellectual property rights therein, as well as all Enhancements thereto and Enhancements to the Force Dimension Technologies, Force Dimension Know-How and the subject matter disclosed or claimed in the Assigned Patents created or made solely by Novint or its agents or representatives.

**7.3** As between Novint and Force Dimension, Force Dimension and Novint shall jointly own all Enhancements to the Force Dimension Technologies, Force Dimension Know-How and the subject matter disclosed or claimed in the Assigned Patents or [redacted] Patents created or made jointly by Force Dimension or its agents or representatives and Novint or its agents or representatives ("***Joint Property***"). Each Party may exploit Joint Property independently of the other Party without any accounting to such other joint owner whatsoever except as otherwise provided herein.

**7.4** The owner of any intellectual property pursuant to this Article 7 shall manage and control, in its sole discretion and at its sole cost and expense, all forms of intellectual property protection therefor. The parties shall consult with one another on protection of Joint Property.

**8. Indemnification.**

**8.1** Force Dimension hereby agrees to indemnify, defend and hold Novint harmless from and against any and all third party liability, damage, claims (whether actual or threatened), losses, penalties, fines, costs, or expense, including, without limitation, reasonable legal fees (collectively, "***Third Party Claims***") arising out of or relating to: (a) the breach by Force Dimension of any representation, warranty, covenant, or provision of this Agreement; and (b) except with respect to the licenses and sublicenses from Force Dimension to Novint under Sections 2.1-2.3, the license/sublicense, manufacture, use, lease, sale or other disposition of the Assigned Patents, [redacted] Patents, Force Dimension Technologies, Force Dimension

Know-How, Force Dimension Enhancements, Joint Property and Licensed Products of Force Dimension by Force Dimension, its sublicensees, affiliates and distributors, including, without limitation, Third Party Claims based upon breach of contract, warranty, product liability, personal injury (including death) and damage to property.

**8.2** Novint hereby agrees to indemnify, defend and hold Force Dimension harmless from and against any and all Third Party Claims arising out of or relating to: (a) the breach by Novint of any representation, warranty, covenant or provision of this Agreement; and (b) except with respect to the licenses from Novint to Force Dimension under Section 2.5, the license/sublicense, manufacture, use, lease, sale or other disposition of Assigned Patents, [redacted] Patents, Force Dimension Technologies, Force Dimension Know-How, Force Dimension Enhancements, Enhancements owned by Novint under this Agreement, Joint Property and Licensed Products of Novint by Novint, its sublicensees, affiliates and distributors, including, without limitation, Third Party Claims based upon breach of contract, warranty, product liability, personal injury (including death) and damage to property.

**9.** **Notices**. Any notice or other communication in connection with this agreement shall be in writing and delivered by facsimile with overnight courier confirmation addressed to a party hereto at the addresses provided below (or to such person or address as such party shall specify in writing to the other parties hereto):

If to Novint:

Mr. Thomas Anderson
Novint Technologies, Inc.
[redacted]
Albuquerque, New Mexico 87114

If to Force Dimension:

Mr. Patrice Rouiller
Force Dimension, LLC
Parc Scientifique PSE-C
CH – 1015 Lausanne

Each party may designate a change of address by notice to the other party, given at least five (5) days before such change of address is to become effective.

Any written notice shall be deemed to be effective on the date when such notice was first transmitted in accordance with the foregoing provisions.

**10.** **Miscellaneous**.

**10.1** **Entire Agreement; Modification**. This Agreement, together with its Exhibits, contains the entire agreement, both written and oral, between the parties with respect to the subject matter hereof, and all prior written agreements respecting the subject matter hereof, either written or oral, expressed or implied, including, without limitation, that Memorandum Of

Understanding dated January 6, 2003, are merged and canceled, and or null and void and of no effect. Neither this Agreement nor any portion or provision hereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged.

**10.2** **Governing Law And Other Matters**. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of California.

**10.3** **Invalidity**. If any part of this Agreement is contrary to, prohibited by or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

**10.4** **Benefit Of Agreement**. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns only and is not intended for the benefit of any other party.

**10.5** **Captions**. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purpose of convenience. Such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of the Agreement.

**10.6** **Incorporation By Reference**. All of the "Whereas" clauses at the beginning of this Agreement, and all of the Schedules and Exhibits annexed hereto, are hereby incorporated by reference and made a part hereof.

**10.7** **Counterparts; When Effective**. This Agreement may be executed in counterparts and/or via facsimile.

**10.8** **Assignment**. Neither party may assign this Agreement to any third party without the prior written consent of the other party hereto, such consent not to be unreasonably withheld; *provided, however,* that either party may, without the consent of the other party, assign or transfer its interest in this Agreement in its entirety, together with its interest in the Assignment Agreement attached hereto as Exhibit F and the Collateral Assignment And Security Agreement attached hereto as Exhibit G, in their entirety, to any purchaser of substantially all of the assets or stock of a party or by merger, consolidation or other change in control transaction if such assignee or transferee agrees to be bound by all of the terms and conditions hereof applicable to the assigning/transferring party. Notwithstanding the foregoing, except as provided in Section 4.6, nothing shall prohibit any party from assigning its right to receive monies pursuant to this Agreement to any third party or from pledging or assigning its rights in this Agreement as collateral for borrowed money, *provided that* the third party agrees that its right to receive monies is subject to the terms and conditions of this Agreement. The restrictions herein on assignment shall cease once Novint has paid to Force Dimension a total of [redacted] in the aggregate pursuant to Section 3.2.

*[Signature page follows.]*

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

**NOVINT TECHNOLOGIES, INC.**

By: ______________________________

Its: ______________________________

**FORCE DIMENSION, LLC**

By: ______________________________

Its: ______________________________

**EXHIBIT A**

**[redacted] PATENTS**

| Country | Filing Date | Application Number | Registration Date | Patent No. | Maximum Validity |
|---|---|---|---|---|---|
| Canada | [redacted] | | | | |
| Japan | | | | | |
| Switzerland | | | | | |
| USA | | | | | |
| Europe | | | | | |

# EXHIBIT B

# DIMENSION TECHNOLOGIES

**1. The Low-Cost Delta Haptic Device Reference Design Engineering Database shall consist of:**

- Engineering database for the Low-Cost Delta Haptic Device in the form of Pro/E files.
- Low-Cost Delta Haptic Controller layout information in the form of Gerber files.
- Low-Cost Delta Haptic Controller schematic with list of components.
- Source Code of the software drivers and communication protocol between the computer and the Low-Cost Delta Haptic Device. The Source Code will include kinematics and dynamics code that allows positions to be read and forces to be commanded in Cartesian coordinates.
- Component Vendors and Component Specifications.

**2. The Low-Cost Delta Haptic Device Hardware Deliverables**

- Low-Cost Delta Haptic Device Engineering Model
- Low-Cost Delta Haptic Device Prototype (*i.e.,* the Prototype Device)

# EXHIBIT C

# DIMENSION PROTOTYPE MILESTONES

**1. First Deliverable on or before twenty (20) days after the Effective Date**

- The First Deliverable shall consist of the Low-Cost Delta Haptic Device Engineering Model, as shown to Novint prior to the Effective Date.

**2. Second Deliverable on or before ninety (90) days after the Effective Date**

The Second Deliverable shall consist of the following subparts:

- One Low-Cost Delta Haptic Device Prototype Device that meets the Specifications.

- Reference Design Engineering Database.

# EXHIBIT D

## NOVINT PERFORMANCE MILESTONES

1. **In the time period beginning on the Effective Date and ending one calendar year thereafter:**

Game prototypes developed and presented to game publishers

Detailed market study is complete for all target markets, including United States, Canada, Europe and Japan

Software API V1 finalized for developers

Detailed time schedule for transition to volume production

2. **Before the second anniversary of the Effective Date:**

Memorandum of Understanding, Term Sheet or similar instrument signed with hardware manufacturers and at least one sublicensee

Novint is actively carrying out game development with publishers

3. **Before the third anniversary of the Effective Date:**

At least one Licensed Product is generally available for sale at retail in the United States, Canada, all countries of the European Union, and Japan.

4. **On the third anniversary of the Effective Date and thereafter until Novint has paid to Force Dimension a total of [redacted] in the aggregate pursuant to Section 3.2:**

At least one Licensed Product is generally available for sale at retail in the United States, Canada, all countries of the European Union, Japan, China (including Hong Kong and Taiwan), South Korea, Singapore, Australia and New Zealand.

# EXHIBIT E

# SPECIFICATIONS

**Degrees of Freedom**

[redacted]

**Workspace**

[redacted]

**Backdrive Friction**

[redacted]

**Maximum Exertable Force**

[redacted]

**Continuous Exertable Force (24 hours)**

[redacted]

**Stiffness**

[redacted]

**Inertia (Apparent at Tip)**

[redacted]

**Footprint**

[redacted]

**Communication Interface**

[redacted]

**End Effector**

[redacted]

# EXHIBIT F

# PATENT ASSIGNMENT

*(See attached.)*

## EXHIBIT G

## SECURITY AGREEMENT

*(See attached.)*

# COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT

THIS COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT (as the same may from time to time be amended, restated or otherwise modified, this "***Agreement***") is made as of January __5__, 2004, by and between NOVINT TECHNOLOGIES, INC., a corporation organized under the laws of the State of Delaware ("***Assignor***") in favor of FORCE DIMENSION, LLC, a Limited Liability Company organized under the laws of Switzerland ("together with its successors and assigns, "***Secured Party***").

1. Recitals.

In accordance with the Intellectual Property License Agreement dated as of January __5__, 2004 by and between Assignor and Secured Party (the "***License Agreement***") and the Assignment Agreement of the same date by and between the same parties (the "***Initial Assignment Agreement***"), Secured Party is assigning the Patents to Assignor, and Secured Party is licensing to Assignor certain additional intellectual property rights, and

Assignor understands that Secured Party is willing to grant such assignments and licenses to Assignor only upon certain terms and conditions, one of which is that Assignor grant to Secured Party a security interest in and collateral assignment of the Collateral (as defined below), and this Agreement is being executed and delivered in consideration of Secured Party entering into the License Agreement, the Initial Assignment Agreement and the obligations herein.

2. Definitions. Except as specifically defined herein, capitalized terms used herein that are defined in the License Agreement shall have their respective meanings ascribed to them in the License Agreement. Unless otherwise defined in this Section 2, terms that are defined in Article 9 of the UCC (as defined below) as in effect from time to time are used herein as so defined. As used in this Agreement, the following terms shall have the following meanings:

"***Administrative Expenses***" shall mean (a) any and all costs, liabilities, and expenses (including, without limitation, losses, damages, penalties, claims, actions, reasonable attorneys' fees, legal expenses, judgments, suits, and disbursements) incurred by, imposed upon, or asserted against Secured Party in any attempt by Secured Party to (i) obtain, preserve, perfect or enforce any security interest evidenced by this Agreement, (ii) obtain payment, performance or observance of any and all of the Obligations, (iii) maintain, insure, audit, collect, preserve, repossess or dispose of any of the Collateral or any other collateral securing the Obligations, including, without limitation, costs and expenses for appraisals, assessments, and audits of Assignor or any such Collateral, and (b) all costs, liabilities and expenses incidental or related to any of the foregoing, including, without limitation, interest thereupon at rate of six (6) percent per annum.

"***Assignment***" shall mean the Collateral Assignment in the form of Exhibit A attached hereto.

"***Collateral***" shall mean all of Assignor's right, title and interest in and to (a) the Patents, whether now or hereafter owned or acquired, (b) any license or agreement, whether written or oral, to the extent that such license or agreement grants any rights in connection with any of the Patents, as the same may from time to time be amended or supplemented and (c) with respect to the foregoing, all Proceeds thereof subsequent to the Event of Default, together with the right to recover for past, present and future infringements.

"***Contracts***" shall mean, collectively, all contracts, undertakings, licenses or other agreements in or under which Assignor may now or hereafter have any right, title or interest.

"***Event of Default***" shall mean (a) the failure to perform or observe any covenant or other obligation set forth in this Agreement, (b) termination of the License Agreement, (c) termination of the Initial Assignment Agreement, or (d) the filing of a voluntary petition for relief in bankruptcy by Assignor, the filing of an involuntary petition for relief in bankruptcy involving Assignor if such petition is not dismissed within sixty (60) days after its filing, the appointment of a receiver or an assignee for the benefit of Assignor's creditors, or Assignor's inability to pay its debts as they come due or in the ordinary course of business.

"***Obligations***" shall mean Assignor's obligation to pay Secured Party pursuant to Section 3.2 of the License Agreement and other payment obligations of Assignor pursuant to this Agreement.

"***Patents***" shall mean the patent application identified on Schedule 1 attached hereto and the inventions disclosed therein, and all patents and applications issuing therefrom or based upon the priority of such patent application, all reissues, re-examinations, extensions, continuations, continuations-in-part and divisionals of any of the foregoing, and all foreign counterparts and equivalents to any of the foregoing.

"***Person***" shall mean any individual, sole proprietorship, partnership, joint venture, unincorporated organization, corporation, limited liability company, institution, trust, estate, government or other agency or political subdivision.

"***UCC***" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of California; *provided, however*, if, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Secured Party's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

3. Grant of Assignment and Security Interest. As security for the prompt payment and performance of the Obligations, Assignor hereby assigns, transfers, conveys and grants to Secured Party a security interest in and a general lien upon (whether now owned or hereafter acquired by Assignor and whether acquired in the United States or elsewhere in the world) all right, title and interest of Assignor in and to the Collateral.

4. Representations and Warranties. Assignor represents and warrants to Secured Party that:

(a) (i) Assignor has full power, authority and legal right and capacity to incur and perform its obligations hereunder; (ii) this Agreement constitutes the legal, valid and binding obligation of Assignor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, moratorium and other laws affecting creditors' rights and by general principles of equity (whether considered in a proceeding at law or in equity); and (iii) the making and performance by Assignor of this Agreement and the grant of the security interest hereunder have been duly authorized by all necessary corporate action, and do not and will not violate the provisions of any applicable law or applicable regulation, Assignor's certificate of incorporation or by-laws (or equivalent organizational documents); and

(b) Assignor has used, and will continue to use, for the duration of this Agreement, proper statutory notice in connection with its use of the Collateral.

5. Covenants. Assignor covenants and agrees that from and after the date of this Agreement and until termination of this Agreement:

(a) Further Documentation; Pledge of Instruments. At any time and from time to time, upon the written request of Secured Party, Assignor will, at the sole expense of Assignor, promptly and duly execute and deliver any and all such further instruments and documents, and will, at the equally shared cost of Assignor and Secured Party, take such further action, as reasonably necessary to obtain the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, executing and delivering any financing or continuation statements under the UCC in effect in any jurisdiction with respect to the liens and security interests granted hereby or any assignments to be recorded with the European Patent Office ("***EPO***"), the United States Patent and Trademark Office ("***USPTO***") or any similar federal or foreign office or agency.

(b) Compliance with Laws. Assignor will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any governmental authority, applicable to the Collateral or any part thereof or to the operation of Assignor's business; *provided, however*, that Assignor may contest any act, regulation, order, decree or direction in any reasonable manner that shall not adversely affect Secured Party's rights or the priority of its security interest in the Collateral; and *provided, further*, that nothing contained herein shall be deemed to prohibit Assignor from contesting any lien arising by operation of law where Assignor is contesting in good faith and by appropriate proceedings the obligations which gave rise to such lien.

(c) Payment of Obligations. Assignor will pay promptly when due, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including claims for labor, materials and supplies), except that no such charge need be paid if the validity thereof is being contested in good faith by appropriate proceedings.

(d) Compliance with Terms of Contracts. Assignor will perform and comply in all material respects with all obligations in respect of Contracts to which it is a party or by which it is bound relating to the Collateral unless the validity thereof is being contested in good faith by appropriate proceedings.

(e) Limitations on Assignment of and Liens on Collateral. Assignor will not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive or non-exclusive license relating to the Collateral, except for licenses granted in the ordinary course of business as permitted under the License Agreement provided no Event of Default has occurred and is continuing and except as permitted herein, or otherwise dispose of any of the Collateral without the prior written consent of Secured Party, which consent will not be unreasonably withheld or delayed. Nothing in this Agreement shall be deemed a consent by Secured Party to any such action. Assignor will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any lien, claim or right, in or to the Collateral and will defend the right, title and interest of Secured Party in and to any of Assignor's rights to the Collateral and in and to the Proceeds and products thereof against the claims and demands of all persons whomsoever.

(f) Continuous Perfection. Assignor will not change its name, identity or corporate structure in any manner that might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of the UCC unless Assignor shall have given Secured Party at least thirty (30) days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by Secured Party to amend such financing statement or continuation statement so that they are not seriously misleading.

(g) Further Covenants.

(i) Assignor shall notify Secured Party promptly if it knows or has reason to know that any application for Collateral (or issued Collateral) may become abandoned, or of any materially adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the EPO, USPTO or any similar federal or foreign office or agency and any court) regarding Assignor's ownership of any Collateral or its right to keep and maintain the same;

(ii) Assignor shall inform Secured Party of any application it has filed for any Collateral with the EPO, USPTO or any similar federal or foreign office or agency and, upon request of Secured Party, execute and deliver any and all agreements, instruments, documents, and papers as Secured Party may reasonably request to evidence Secured Party's security interest in such application and Collateral, and Assignor shall update Schedule 1 to this Agreement and to the attached Assignment as necessary to show accurately the current status of the Patents from time to time;

(iii) Assignor will take all commercially reasonable actions, including, without limitation, in any proceeding before the EPO, USPTO or any similar federal or foreign office or

agency to maintain and pursue each application (and to obtain the relevant issuance of a patent) and to maintain the Collateral, including, without limitation, filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and payment of maintenance and other fees to preserve the registration of the Collateral;

(iv) If Assignor becomes aware that any of the Collateral is infringed by a third party, Assignor shall notify Secured Party promptly after it learns thereof and shall, unless consented to by Secured Party, promptly take all commercially reasonable action to enforce its rights in the Collateral if it has standing to do so, including bringing suit for infringement and to recover any and all damages for such infringement within the Field;

(v) Assignor shall not use the Collateral in any manner that would jeopardize the validity or legal status thereof. Assignor shall comply with all patent marking requirements as specified in 35 United States Code Section 287 and foreign equivalents thereto; and

(vi) Without limiting the foregoing, Assignor's covenants in the Initial Assignment Agreement are incorporated by reference herein and made a part hereof as if fully rewritten herein.

6. Right to Inspect. Assignor hereby grants to Secured Party the right, during regular business hours, to visit any location of Assignor or, if applicable, any other location, and to inspect the products and quality control records relating thereto at Assignor's expense.

7. Remedies and Rights Upon Default.

(a) Payments. If an Event of Default shall occur and be continuing, (i) all payments received by Assignor under or in connection with any of the Collateral shall be held by Assignor in trust for Secured Party, shall be segregated from other funds of Assignor and shall forthwith upon receipt by Assignor, be turned over to Secured Party, in the same form as received by Assignor (duly endorsed by Assignor to Secured Party, if required), and (ii) any and all such payments so received by Secured Party (whether from Assignor or otherwise) may be applied by Secured Party against all or any part of the Obligations in such order as Secured Party may determine in its sole discretion, and any balance of such payments held by Secured Party and remaining after payment in full of all the Obligations shall be promptly paid over to Assignor or to whomsoever may be lawfully entitled to receive the same.

(b) Remedies Generally. If an Event of Default has occurred and is continuing, Secured Party may exercise, in addition to all other rights and remedies granted to it in this Agreement, all rights and remedies of a Secured Party under the UCC or any other applicable law. Without limiting the generality of the foregoing, Assignor expressly agrees that in any such event Secured Party, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Assignor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or

options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of Secured Party's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, and Secured Party shall apply the net proceeds (after expenses) of any such sale, lease, assignment or other disposition against the Obligations, Assignor remaining liable for any deficiency therein. After payment in full of all of the Obligations (including those not yet due and payable at the time of the application referred to above), Secured Party shall promptly remit any surplus net proceeds to Assignor (or its successors or assigns) or otherwise as a court of competent jurisdiction may direct. Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity or redemption in Assignor, which right or equity is hereby expressly waived and released. To the extent permitted by applicable law, Assignor waives all claims, damages and demands against Secured Party arising out of the repossession, retention or sale of the Collateral. Assignor agrees that Secured Party need not give more than 10 days' notice of the time after which a private sale may take place and that such notice is reasonable notification of such matter.

(c) Grant of License to Use Collateral. For the purpose of enabling Secured Party to exercise rights and remedies under Sections 7(a) and (b) hereof at such time as Secured Party shall be lawfully entitled to exercise such rights and remedies and for no other purpose, Assignor hereby grants to Secured Party an irrevocable, exclusive license (exercisable without payment of royalty or other compensation to Assignor) to use, assign or sublicense any of the Collateral, now owned or hereafter acquired by Assignor, and wherever the same may be located, including in such license reasonable access to and a copy of all media in which any of the licensed items may be recorded or stored and to all computer programs used for the copying, compilation or printout thereof.

(d) Collection and Enforcement Costs. Assignor agrees to pay all reasonable Administrative Expenses, and all such costs and expenses shall constitute Obligations.

(e) Waiver of Presentment. Assignor hereby waives presentment, demand, protest or any notice (other than any notice expressly required by the provisions of this Agreement to be given to Assignor) of any kind in connection with this Agreement or any Collateral.

(f) Other Waivers and Authorizations. To the fullest extent it may lawfully so agree, Assignor agrees that it will not at any time insist upon, claim, plead, or take any benefit or advantage of any appraisement, valuation, stay, extension, moratorium, redemption, or similar law now or hereafter in force in order to prevent, delay, or hinder the enforcement hereof or the absolute sale of any part of the Collateral or the possession thereof by any purchaser at any sale pursuant to Section 7(b) above, and Assignor for itself and all who claim through it, so far as it now or hereafter lawfully may do so, hereby waives the benefit of all such laws, and all right to have the Collateral marshaled upon any foreclosure hereof, and agrees that any court having jurisdiction to foreclose this Agreement may order the sale of the Collateral as an entirety. Without limiting the generality of the foregoing, Assignor hereby waives and releases any and all right to require Secured Party to collect any of the Obligations from any specific item or items of

the Collateral, from any other party liable as guarantor or in any other manner in respect of any of the Obligations or from any collateral (other than the Collateral) for any of such obligations.

8. Termination by Assignor. At such time as the Obligations shall have been irrevocably paid in full, Assignor shall have the right to terminate this Agreement. Upon written request of Assignor, Secured Party shall execute and deliver to Assignor all deeds, assignments, and other instruments as may be necessary or proper to release Secured Party's security interest in and assignment of the Collateral and to re-vest in Assignor full title to the Collateral, subject to any disposition thereof that may have been made by Secured Party pursuant hereto.

9. Maintaining Collateral; Attorneys' Fees, Costs and Expenses. Assignor shall have the obligation and duty to perform all acts necessary to maintain or preserve the Collateral in accordance with the provisions of the Initial Assignment Agreement. Any and all reasonable fees, costs and expenses, of whatever kind or nature, including, without limitation, the attorneys' fees and legal expenses incurred by Secured Party in connection with the amendment and enforcement of this Agreement, all renewals, required affidavits and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving the Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to the Collateral, except as may be otherwise provided by the Initial Assignment Agreement, shall be borne and paid by Assignor, upon demand by Secured Party and, until so paid, shall be added to the principal amount of the Obligations.

10. Assignor's Obligation to Prosecute. Except as otherwise agreed to by Secured Party in writing, Assignor shall have the duty, in accordance with the provisions of the Initial Assignment Agreement, to prosecute diligently any patent application pending as of the date of this Agreement or thereafter until this Agreement has been terminated, to file and prosecute opposition, interference and cancellation proceedings and to do any and all acts that are necessary or desirable to preserve and maintain all rights in the Collateral, including, but not limited to, payment of any maintenance fees. Except as may be otherwise provided by the Initial Assignment Agreement, any expenses incurred in connection with the Collateral shall be borne by Assignor.

11. Secured Party's Right to Enforce. Assignor shall have the right to bring any opposition proceeding, cancellation proceeding or lawsuit in its own name to enforce or protect the Collateral within the Field. Secured Party shall have the right, but shall have no obligation, to join in any such action. If Secured Party joins such action and joining such action is required to effect standing for the action within the Field, then Assignor shall promptly, upon demand, reimburse and indemnify Secured Party for all damages, reasonable costs and expenses, including attorneys' fees, incurred by Secured Party in connection with the provisions of this Section 11 and all of the foregoing costs and expenses of Secured Party shall constitute Obligations under this Agreement.

12. Secured Party's Appointment as Attorney-in-Fact. (a) Upon the occurrence and during the continuance of an Event of Default, Assignor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Assignor and in the name of Assignor or in Secured Party's own name, from time to time, in Secured Party's sole discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be reasonably necessary or desirable to accomplish the purposes of this Agreement. Assignor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.

(b) The powers conferred on Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to Assignor for any act or failure to act.

(c) Without limitation of any authorization granted to Secured Party hereunder, Assignor hereby authorizes Secured Party, upon the occurrence and continuance of an Event of Default, to execute, in connection with the remedies provided for in Section 7(b) of this Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

13. Secured Party's Right to Perform Obligations. If Assignor fails to perform or comply with any of its agreements contained herein and Secured Party shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of Secured Party incurred in connection with such performance or compliance, together with interest thereon at the rate of six (6) percent per annum, shall be payable by Assignor to Secured Party on demand and shall constitute Obligations secured hereby. Secured Party will promptly notify Assignor of any action taken by it of the nature referred to herein.

14. Additional Documents. Assignor, at the sole expense of Assignor, will duly execute, acknowledge and deliver all such instruments and take all such action as may be required pursuant to the provisions of this Agreement, or, at the equally shared cost of Assignor and Secured Party, as reasonably necessary, in order further to effectuate the purposes of this Agreement and to carry out the terms hereof. Without limiting the generality of the foregoing, Assignor, at its expense, will at all times cause this Agreement (or a proper notice or statement in respect hereof) to be duly recorded, published and filed and re-recorded, republished and refiled in such manner and in such places, if any, and will pay or cause to be paid all such recording, filing and other taxes, fees and charges, if any, and will comply with all such statutes and regulations, if any, as may be required by law in order to establish, perfect, preserve and protect the rights and security interests of Secured Party hereunder. Assignor hereby authorizes Secured Party to sign any financing statement or continuation statement contemplated by this Agreement and to effect any filing or recording contemplated hereby without the signature of Assignor, or to execute any instrument necessary to effect any such filing or recording on behalf of Assignor, to the extent permitted by applicable law.

15. New Collateral. If, before the Obligations shall have been satisfied in full, Assignor shall obtain rights to any new Collateral, the provisions of Section 3 hereby shall automatically apply thereto as if the same were identified on Schedule 1 as of the date hereof.

16. Modification for New Collateral. Assignor hereby authorizes Secured Party to modify this Agreement by amending Schedule 1 to include any future Collateral as contemplated by this Agreement and, at Secured Party's request, Assignor shall execute any documents or instruments required by Secured Party in order to modify this Agreement as provided in this Section 16, provided that any such modification to Schedule 1 shall be effective without the signature of Assignor.

17. No Waiver. No course of dealing between Assignor and Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of Secured Party, any right, power or privilege hereunder or under the License Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

18. Remedies Cumulative. Secured Party shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by Secured Party, and then only to the extent therein set forth. A waiver by Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Secured Party would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Secured Party any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the party against which enforcement of such waiver, alteration, modification or amendment is sought.

19. Severability. The provisions of this Agreement are severable, and, if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

20. Modifications. This Agreement may be amended or modified only by a writing signed by Assignor and Secured Party except as provided by Section 16 above. If any provision of this Agreement is deemed to be inconsistent with any provision of the License Agreement, the provisions of this Agreement shall control. This Agreement, together with the License Agreement and its Exhibits, contains the entire agreement, both written and oral, between the parties with respect to the subject matter hereof, and all prior written agreements respecting the subject matter hereof, either written or oral, expressed or implied, including without limitation

that Memorandum Of Understanding dated January 6, 2003, are merged and canceled, and are null and void and of no effect.

21. Successors and Assigns. This Agreement and all obligations of Assignor hereunder shall be binding upon the successors and assigns of Assignor, and shall, together with the rights and remedies of Secured Party hereunder, inure to the benefit of Secured Party and its successors and assigns. Notwithstanding the foregoing, neither party may assign its rights or obligations hereunder without the prior written consent of each party thereto; *provided, however*, that either party may and shall assign or transfer its interest under this Agreement in its entirety to the assignee or transferee of the License Agreement.

22. Notice. All notices, demands, requests, or other communications that may be or are required to be given, served or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be hand delivered, sent by an overnight courier of international repute or mailed by registered mail, return receipt requested, postage prepaid, or transmitted by telegram, facsimile or telex, addressed as follows:

(a) If to Assignor:

Mr. Thomas Anderson
Novint Technologies, Inc.
[redacted]
Albuquerque, New Mexico 87114

(b) If to Secured Party:

Mr. Patrice Rouiller
Force Dimension, LLC
Parc Scientifique PSE-C
CH – 1015 Lausanne

23. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of California.

24. Termination. This Agreement shall terminate upon Assignor's payment in total of [redacted] to Secured Party pursuant to Section 3.2 of the License Agreement and payment in full of any other Obligations arising pursuant to the terms and conditions of this Agreement, and Secured Party will execute and deliver to Assignor a proper instrument or instruments evidencing such termination and will duly assign, transfer and deliver to Assignor all of the rights and monies at the time held by Secured Party as part of the Collateral hereunder.

25. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Assignor for liquidation or reorganization, should Assignor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Assignor's

assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. If any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

26. JURY TRIAL WAIVER. ASSIGNOR AND SECURED PARTY, TO THE EXTENT PERMITTED BY LAW, EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG SECURED PARTY AND ASSIGNOR, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH OR THE TRANSACTIONS RELATED THERETO.

***[Signature page follows.]***

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date set forth above at **[___________________]**.

**NOVINT TECHNOLOGIES, INC.**

By:______________________________________

Name:____________________________________

Title:_____________________________________

This Agreement is hereby acknowledged and agreed to by:

**FORCE DIMENSION, LLC**
as Secured Party

By:_______________________________

Name:____________________________

Title:_____________________________

**ACKNOWLEDGMENTS**

THE STATE OF NEW MEXICO )
) SS:
COUNTY OF [______________] )

BEFORE ME, the undersigned authority, on this day personally appeared __________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said Novint Technologies, Inc., as Assignor, and that she/he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this _____ day of January , 2004.

______________________________
NOTARY PUBLIC

THE COUNTRY OF SWITZERLAND )
) SS:
CITY OF ____________________ )

BEFORE ME, the undersigned authority, on this day personally appeared ________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said Force Dimension, LLC , as Secured Party, and that she/he executed the same as the act of such bank for the purposes and consideration therein expressed, and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this _____ day of January , 2004.

______________________________
NOTARY PUBLIC

**SCHEDULE 1**
**to**
**Collateral Assignment and Security Agreement**

European Patent Office Application [redacted]

**EXHIBIT A**

**COLLATERAL ASSIGNMENT**

THIS DOCUMENT SHALL BE HELD BY SECURED PARTY IN ESCROW PURSUANT TO AND IN ACCORDANCE WITH THE PROVISIONS OF THE COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT (THE "***SECURITY AGREEMENT***"), DATED AS OF JANUARY ___, 2004 EXECUTED BY NOVINT TECHNOLOGIES, INC., A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE ("*ASSIGNOR*"), IN FAVOR OF FORCE DIMENSION, LLC, A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF SWITZERLAND (TOGETHER WITH ITS SUCCESSORS AND ASSIGNS, "***SECURED PARTY***"). BY SIGNING IN THE SPACE PROVIDED BELOW, THE UNDERSIGNED OFFICER OF SECURED PARTY CERTIFIES THAT AN EVENT OF DEFAULT, AS DEFINED IN THE AGREEMENT, HAS OCCURRED AND THAT SECURED PARTY HAS ELECTED TO TAKE POSSESSION OF THE COLLATERAL, AS DEFINED BELOW, AND TO RECORD THIS DOCUMENT WITH THE EUROPEAN PATENT OFFICE ("**EPO**"), THE UNITED STATES PATENT AND TRADEMARK OFFICE, ("***USPTO***") OR ANY SIMILAR FEDERAL OR FOREIGN OFFICE OR AGENCY. UPON RECORDING OF THIS DOCUMENT WITH THE EPO, THE USPTO, OR ANY SIMILAR FEDERAL OR FOREIGN OFFICE OR AGENCY, THIS LEGEND SHALL CEASE TO HAVE ANY FORCE OR EFFECT.

**FORCE DIMENSION, LLC**,
as Secured Party

By:______________________________

Name:____________________________

Title:_____________________________

Date:_____________________________

**ASSIGNMENT**

WHEREAS, NOVINT TECHNOLOGIES, INC., a corporation organized under the laws of the State of Delaware, ("***Assignor***"), is the owner of the Collateral, as hereinafter defined;

WHEREAS, Assignor has executed a Collateral Assignment and Security Agreement, dated as of January ____, 2004 (as the same may from time to time be amended, restated or otherwise modified, the "***Security Agreement***"), in favor of FORCE DIMENSION, LLC, a Limited Liability Company organized under the laws of Switzerland (together with its successors and assigns, "***Secured Party***"), pursuant to which Assignor has granted to Secured Party a security interest in and collateral assignment of the Collateral as security for the Obligations, as defined in the Security Agreement;

WHEREAS, the Security Agreement provides that the security interest in and collateral assignment of the Collateral is effective as of the date of the Security Agreement;

WHEREAS, the Security Agreement provides that this Assignment shall become effective upon the occurrence of an Event of Default, as defined in the Security Agreement, and Secured Party's election to take actual title to the Collateral;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, Assignor, its successors and assigns, subject to the limitations stated in the paragraph immediately following, does hereby transfer, assign and set over unto Secured Party and its respective successors, transferees and assigns, whether now owned or hereafter acquired, existing and future, all of Assignor's right, title and interest in and to the Collateral, including without limitation patent application identified on Schedule 1 attached hereto and the inventions disclosed therein, and all patents and applications issuing therefrom or based upon the priority of such patent application, all reissues, re-examinations, extensions, continuations, continuations-in-part and divisionals of any of the foregoing, and all foreign counterparts and equivalents to any of the foregoing..

This Assignment shall be effective only upon certification of an authorized officer of Secured Party, as provided above, that (a) an Event of Default, as defined in the Security Agreement, has occurred, and (b) Secured Party has elected to take actual title to the Collateral.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed by its duly authorized officer on January ____, 2004.

| ATTEST: | **NOVINT TECHNOLOGIES, INC.** |
|---|---|
| ______________________________ | By:______________________________ |
| Print Name:______________________ | Name:____________________________ |
| ______________________________ | Title:_____________________________ |
| Print Name:______________________ | |

THE STATE OF NEW MEXICO )
) SS:
COUNTY OF [_______________] )

BEFORE ME, a Notary Public, the undersigned, on this day personally appeared ______________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of Novint Technologies, Inc., a corporation organized under the laws of the State of Delaware, and that she/he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this ____, day of January , 2004.

_________________________________
Notary Public

**SCHEDULE 1**
**to**
**Collateral Assignment**

European Patent Office Application Serial No [redacted]

CLI-1150865v7

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date set forth above at [________________].

**NOVINT TECHNOLOGIES, INC.**

By: Tom A

Name: Tom Anderson

Title: CEO

This Agreement is hereby acknowledged and agreed to by:

**FORCE DIMENSION, LLC**
as Secured Party

By:

Name: Patrick HELMER Patrice ROUILLER

Title: co-CEO co-CEO

Legalisation Nr 320.-
I JEAN SCHMIDT, Notary Public at Lausanne (Vaud – Switzerland), hereby certify the authenticity of the signatures apposed on the present document by Patrick HELMER and Patrice ROUILLER who validly bind Force Dimension Sàrl (Force Dimension GmbH) (Force Dimension Ltd liab Co) in Ecublens (Vaud - Switzerland) with their joint signatures.
Lausanne, the fifth of January two thousand and four.

JEAN SCHMIDT NOTAIRE

fr.20.- fr.10.- fr.4.-

CLI-1150865v8

**ACKNOWLEDGMENTS**

THE STATE OF NEW MEXICO )
) SS:
COUNTY OF [Bernalillo] )

BEFORE ME, the undersigned authority, on this day personally appeared Tom Anderson, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said Novint Technologies, Inc., as Assignor, and that she/he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 14 day of January, 2004.

OFFICIAL SEAL
Cindy Julian
NOTARY PUBLIC
STATE OF NEW MEXICO
My Commission Expires: 12-12-2006

NOTARY PUBLIC

THE COUNTRY OF SWITZERLAND )
) SS:
CITY OF Lausanne )

OFFICIAL SEAL
Cindy Julian
NOTARY PUBLIC
STATE OF NEW MEXICO
My Commission Expires:

BEFORE ME, the undersigned authority, on this day personally appeared personally, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said Force Dimension, LLC, as Secured Party, and that she/he executed the same as the act of such company for the purposes and consideration therein expressed, and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 5 day of January, 2004.

JEAN SCHMIDT NOTAIRE

NOTARY PUBLIC

CLI-1150865v8

**SCHEDULE 1**
**to**
**Collateral Assignment and Security Agreement**

European Patent Office Application Serial No [redacted]

**EXHIBIT A**

**COLLATERAL ASSIGNMENT**

THIS DOCUMENT SHALL BE HELD BY SECURED PARTY IN ESCROW PURSUANT TO AND IN ACCORDANCE WITH THE PROVISIONS OF THE COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT (THE "***SECURITY AGREEMENT***"), DATED AS OF JANUARY 5, 2004 EXECUTED BY NOVINT TECHNOLOGIES, INC., A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE ("*ASSIGNOR*"), IN FAVOR OF FORCE DIMENSION, LLC, A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF SWITZERLAND (TOGETHER WITH ITS SUCCESSORS AND ASSIGNS, "***SECURED PARTY***"). BY SIGNING IN THE SPACE PROVIDED BELOW, THE UNDERSIGNED OFFICER OF SECURED PARTY CERTIFIES THAT AN EVENT OF DEFAULT, AS DEFINED IN THE AGREEMENT, HAS OCCURRED AND THAT SECURED PARTY HAS ELECTED TO TAKE POSSESSION OF THE COLLATERAL, AS DEFINED BELOW, AND TO RECORD THIS DOCUMENT WITH THE EUROPEAN PATENT OFFICE ("**EPO**"), THE UNITED STATES PATENT AND TRADEMARK OFFICE, ("***USPTO***") OR ANY SIMILAR FEDERAL OR FOREIGN OFFICE OR AGENCY. UPON RECORDING OF THIS DOCUMENT WITH THE EPO, THE USPTO, OR ANY SIMILAR FEDERAL OR FOREIGN OFFICE OR AGENCY, THIS LEGEND SHALL CEASE TO HAVE ANY FORCE OR EFFECT.

**FORCE DIMENSION, LLC,**
as Secured Party

By: [signature] [signature]
Name: Patrick HELMER Patrice Rouiller
Title: co CEO co CEO
Date: January 5, 2004

**ASSIGNMENT**

WHEREAS, NOVINT TECHNOLOGIES, INC., a corporation organized under the laws of the State of Delaware, ("***Assignor***"), is the owner of the Collateral, as hereinafter defined;

WHEREAS, Assignor has executed a Collateral Assignment and Security Agreement, dated as of January ____, 2004 (as the same may from time to time be amended, restated or otherwise modified, the "***Security Agreement***"), in favor of FORCE DIMENSION, LLC, a Limited Liability Company organized under the laws of Switzerland (together with its successors and assigns, "***Secured Party***"), pursuant to which Assignor has granted to Secured Party a security interest in and collateral assignment of the Collateral as security for the Obligations, as defined in the Security Agreement;

PH/ PR

WHEREAS, the Security Agreement provides that the security interest in and collateral assignment of the Collateral is effective as of the date of the Security Agreement;

WHEREAS, the Security Agreement provides that this Assignment shall become effective upon the occurrence of an Event of Default, as defined in the Security Agreement, and Secured Party's election to take actual title to the Collateral;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, Assignor, its successors and assigns, subject to the limitations stated in the paragraph immediately following, does hereby transfer, assign and set over unto Secured Party and its respective successors, transferees and assigns, whether now owned or hereafter acquired, existing and future, all of Assignor's right, title and interest in and to the Collateral, including without limitation patent application identified on Schedule 1 attached hereto and the inventions disclosed therein, and all patents and applications issuing therefrom or based upon the priority of such patent application, all reissues, re-examinations, extensions, continuations, continuations-in-part and divisionals of any of the foregoing, and all foreign counterparts and equivalents to any of the foregoing..

This Assignment shall be effective only upon certification of an authorized officer of Secured Party, as provided above, that (a) an Event of Default, as defined in the Security Agreement, has occurred, and (b) Secured Party has elected to take actual title to the Collateral.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed by its duly authorized officer on January _____, 2004.

| ATTEST: | NOVINT TECHNOLOGIES, INC. |
|---|---|
| ____________________ | By: Tom A[signature] |
| Print Name:________________ | Name: Tom Anderson |
| ____________________ | Title: CEO |
| Print Name:________________ | |

THE STATE OF NEW MEXICO )
) SS:
COUNTY OF [Bernalillo] )

BEFORE ME, a Notary Public, the undersigned, on this day personally appeared Tom Anderson known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of Novint Technologies, Inc., a corporation organized under the laws of the State of Delaware, and that she/he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 14, day of January , 2004.

OFFICIAL SEAL
Cindy Julian
NOTARY PUBLIC
STATE OF NEW MEXICO
My Commission Expires: 12-12-2006

Notary Public

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

NOVINT TECHNOLOGIES, INC.

By: Tom An
Its: CEO

FORCE DIMENSION, LLC

By:
Its: co-CEO co-CEO

Patrick HELMER Patrice ROUILLER

Legalisation Nr 313.-

I JEAN SCHMIDT, Notary Public at Lausanne (Vaud – Switzerland), hereby certify the authenticity of the signatures apposed on the present document by Patrick HELMER and Patrice ROUILLER who validly bind Force Dimension Sàrl (Force Dimension GmbH) (Force Dimension Ltd liab Co) in Ecublens (Vaud - Switzerland) with their joint signatures.

Lausanne, the fifth of January two thousand and four.

JEAN SCHMIDT NOTAIRE

fr. 4.-

CLI-1151807v6

THE COUNTRY OF SWITZERLAND )
) SS:
CITY OF Lausanne )

BEFORE ME, a Notary Public, the undersigned, on this day personally appeared personally, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of Force Dimension, LLC, a limited liability company organized under the laws of Switzerland, and that she/he executed the same as the act of such company for the purposes and consideration therein expressed and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 5 day of January 2004.

Notary Public

APOSTILLE
(Convention de La Haye du 5 octobre 1961)

1. Pays: SUISSE

Le présent acte public

2. a été signé par Jean Schmidt
3. agissant en qualité de notaire à Lausanne
4. est revêtu du sceau/timbre de Jean Schmidt notaire

Attesté

5. à Lausanne 6. le 5 janvier 2004
7. par la Chancellerie d'Etat du Canton de Vaud
8. sous No 26
9. Sceau/timbre:
10. Signature
pr le Chancelier d'Etat:
G. Bouthiaux

Emolument: Fr. 25.-

*SIGNATURE PAGE TO INTELLECTUAL PROPERTY LICENSE AGREEMENT*

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

**NOVINT TECHNOLOGIES, INC.**

By: Tom A[signature]

Its: CEO

**FORCE DIMENSION, LLC**

By: [signature] [signature]

Its: co-CEO co-CEO

Patrick HELMER Patrice ROUILLER

Legalisation Nr 316.-

I JEAN SCHMIDT, Notary Public at Lausanne (Vaud – Switzerland), hereby certify the authenticity of the signatures apposed on the present document by Patrick HELMER and Patrice ROUILLER who validly bind Force Dimension Sàrl (Force Dimension GmbH) (Force Dimension Ltd liab Co) in Ecublens (Vaud - Switzerland) with their joint signatures.

Lausanne, the fifth of January two thousand and four.

[signature]

fr.10.. fr.4..

PH. PR

MPI 13385_9